UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    Form 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2005



                            BARNWELL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       1-5103                   72-0496921
(State or other jurisdiction         (Commission             (IRS Employer
  of incorporation)                  File Number)           Identification No.)

   1100 Alakea Street, Suite 2900, Honolulu, Hawaii               96813
     (Address of principal executive offices)                  (Zip Code)

                                 (808) 531-8400
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 8.01.      Other Events.

         The Board of Directors and the stockholders of Barnwell Industries, Inc. (the "Company"), on May 11, 2005 and October 7, 2005, respectively, approved an amendment (the "Amendment") to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's common stock, par value $.50 (the "Common Stock"), from 4,000,000 shares to 20,000,000 shares. The Amendment became effective on October 12, 2005 upon the filing of the Amendment with the Secretary of State of the State of Delaware.

         On October 17, 2005, the Company announced that it has declared a three-for-one stock split in the form of a 200% stock dividend on its Common Stock, payable to stockholders of record of the Company on October 28, 2005. The stock dividend will be paid to stockholders of record on November 14, 2005. A copy of the press release announcing the declaration of the stock dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01.      Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release, dated October 17, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNWELL INDUSTRIES, INC.
(Registrant)



/s/ Russell M. Gifford
----------------------------
Russell M. Gifford
Executive Vice President and
Chief Financial Officer


Date:  October 17, 2005